UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 19, 2018
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On September 20, 2018, Darden Restaurants, Inc. (the Company) issued a news release entitled “Darden Restaurants Reports Fiscal 2019 First Quarter Results and Increases Financial Outlook for the Full Fiscal Year,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the slide presentation accompanying the Company’s conference call will be posted on the Company’s website.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)
The Annual Meeting of Shareholders of the Company was held on September 19, 2018 in Orlando, Florida. On September 19, 2018, Peter W. Descovich, the independent Inspector of Election for the Annual Meeting, delivered to the Company his final, certified vote results.

(b)
The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)	Voted on the election of 8 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified, as follows:

Nominees	For	Withheld	Broker Non-Votes
Margaret Shân Atkins	94,122,373	990,610	12,283,353
James P. Fogarty	94,288,958	824,025	12,283,353
Cynthia T. Jamison	93,453,990	1,658,993	12,283,353
Eugene I. Lee, Jr.	94,803,926	309,057	12,283,353
Nana Mensah	94,720,044	392,939	12,283,353
William S. Simon	94,217,249	895,734	12,283,353
Charles M. Sonsteby	94,791,350	321,633	12,283,353
Timothy J. Wilmott	94,831,388	281,595	12,283,353

Based on these results, the following nominees were elected as directors at the Annual Meeting, each to serve until the next annual meeting of shareholders and until his or her successor is elected and qualified: Margaret Shân Atkins, James P. Fogarty, Cynthia T. Jamison, Eugene I. Lee, Jr., Nana Mensah, William S. Simon, Charles M. Sonsteby and Timothy J. Wilmott.

(ii)	Approved a resolution providing advisory approval of the Company’s executive compensation.

For	89,060,719
Against	5,718,926
Abstain	333,338
Broker Non-Vote	12,283,353

(iii)	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 26, 2019.

For	103,682,513
Against	3,578,325
Abstain	135,498
Broker Non-Vote	0

(iv)
Did not approve the shareholder proposal requesting that the Company issue a report on the feasibility of adopting a policy to eliminate the use of medically important antibiotics for disease prevention in its supply chain.

For	35,658,808
Against	52,969,080
Abstain	6,485,095
Broker Non-Vote	12,283,353

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	News release dated September 20, 2018, entitled “Darden Restaurants Reports Fiscal 2019 First Quarter Results and Increases Financial Outlook for the Full Fiscal Year.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President and Chief Financial Officer
Date: September 20, 2018

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